Exhibit 99.1

Feutune Light Acquisition Corporation Announces Stockholder Approval for Extending Business Combination Deadline and Merger Agreement Amendment with Thunder Power Holdings Limited

Metuchen, NJ, March 19, 2024 (GLOBE NEWSWIRE) -- Feutune Light Acquisition Corporation (NASDAQ: FLFV) (“FLFV”), a blank check company incorporated in Delaware, today announced it held a special meeting of the stockholders (the “Special Meeting”) and obtained the stockholders’ approval for the proposals to extend the time (the “Combination Deadline”) it has to complete an initial business combination. In addition, FLFV agreed with Thunder Power Holdings Limited (“TPH”) to amend Agreement and Plan of Merger (“Merger Agreement”) to confirm that TPH will continue to provide extension payments for the FLFV to extend its Combination Deadline.

Special Meeting Results

At the Special Meeting, the stockholders of FLFV approved to amend FLFV’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to allow FLFV until March 21, 2024 to consummate an initial business combination and may elect to extend the Combination Deadline up to nine times, each by an additional one-month period (each a “Monthly Extension”), for a total of up to nine months to December 21, 2024, by depositing to FLFV’s trust account (the “Trust Account”) the lesser of (i) $60,000 for all public shares and (ii) $0.035 for each public share for each one-month extension (each such deposit, a “Monthly Extension Payment”). The Special Meeting is the second such meeting since July 2023 to extend the Combination Deadline.

Pursuant to FLFV’s certificate of amendment to the Current Charter to be filed on March 18, 2024, FLFV may extend on monthly basis from March 21, 2024 until December 21, 2024 or such an earlier date as may be determined by its board to complete a business combination by depositing the Monthly Extension Payment for each month into the Trust Account.

Merger Agreement Amendment

Pursuant the current Merger Agreement, TPH agreed to provide loans to FLFV to be deposited into the Trust Account as monthly extension payments to extend the deadline for completing the Business Combination under the Current Charter until March 21, 2024.

To afford more time and flexibility to consummate the Business Combination, on March 19, 2024, FLFV and TPH entered into an amendment to the Merger Agreement, pursuant to which TPH will continue to provide loans to FLFV to be deposited into the Trust Account as Monthly Extension Payments for each Monthly Extension FLFV seeks to consummate the Business Combination, up to June 21, 2024.

In order to extend the Combination Deadline from March 21, 2024 to April 21, 2024, an aggregate of $60,000 Monthly Extension Payment was deposited into the Trust Account on March 19, 2024.

About Feutune Light Acquisition Corporation

Feutune Light Acquisition Corporation is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. The Company is actively searching and identifying suitable business combination targets but has not selected any business combination target. The company’s efforts to identify a prospective target business are not be limited to a particular industry or geographic region, although the Company is prohibited from undertaking initial business combination with any entity that is based in or have the majority of its operations in China (including Hong Kong and Macau).

Additional Information and Where to Find It

As previously disclosed, on October 26, 2023, FLFV entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between the by and among FLFV, Feutune Light Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of FLFV (“Merger Sub”), and Thunder Power Holdings Limited, a British Virgin Islands company (“TPH”), pursuant to which TPH will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of FLFV (the “Merger”); (ii) each Additional Agreement (as defined in the Merger Agreement); and (iii) the Merger and other transactions contemplated therein (collectively, the “Business Combination” or “Transactions”). This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. FLFV’s stockholders and other interested persons are advised to read, the proxy statement/prospectus on Form S-4, as amended (the “S-4”), filed on December 7, 2023 with the U.S. Securities & Exchange Commission (File No. 333-275933) (“SEC”) and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about FLFV, Merger Sub or TPH, and the proposed Business Combination. The S-4 and other relevant materials for the proposed Business Combination will be mailed to stockholders of FLFV as of a record date to be established for voting on the proposed Business Combination. Such stockholders will also be able to obtain copies of the S-4 and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to FLFV’s principal office at 48 Bridge Street, Building A, Metuchen, New Jersey 08840.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described herein, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed Business Combination, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending Business Combination, including the risk that the transaction may not close due to one or more closing conditions to the Business Combination not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the Business Combination or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of FLFV and TPH to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of FLFV or TPH; (v) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (vi) the risk that any announcements relating to the proposed Business Combination could have adverse effects on the market price of FLFV’s securities; (vii) the risk that the proposed Business Combination and its announcement could have an adverse effect on the ability of TPH to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii): risks relating to the automotive industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners.

A further list and description of risks and uncertainties can be found in the prospectus filed on June 17, 2022 relating to FLFV’s initial public offering, the annual report of FLFV on Form 10-K for the fiscal year ended on December 31, 2023, filed on March 6, 2024, and in the S-4, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and FLFV, TPH, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or any other transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of FLFV, Merger Sub or TPH, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933.

Participants in the Solicitation

FLFV, Merger Sub, TPH, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FLFV stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FLFV stockholders in connection with the proposed bus Business Combination as set forth in the S-4.

Contact Information:

Feutune Light Acquisition Corporation

Yuanmei Ma

Chief Financial Officer

48 Bridge Street, Building A

Metuchen, New Jersey 08840

(909)-214-2482

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